Protective Life and Annuity Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2025

Supplemental Schedules as of and for the years ended December 31, 2025, 2024, 2023

Financial Statements and Supplementary Data

Index to Protective Life & Annuity Insurance Company Financial Statements

The following financial statements are located in this report on the pages indicated.

KPMG LLP Suite 1800 420 20th Street North Birmingham, AL 35203-3207

Independent Auditors’ Report

The Board of Directors
Protective Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Protective Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Alabama Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the  financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama

March 31, 2026

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2025	2024
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (fair value: 2025 - $4,684,206; 2024 - $4,224,037)	$4,991,204	$4,685,176
Preferred stocks (fair value: 2025 - $38,071; 2024 - $6,782)	39,627	8,030
Common stocks-unaffiliated (cost: 2025 - $11,018; 2024 - $13,617)	11,017	13,617
Mortgage loans on real estate	341,120	351,062
Contract loans	47,284	58,220
Cash and cash equivalents	182,259	100,085
Short-term investments	1,993	2,923
Other invested assets	47,809	48,567
Receivable for securities	19,457	28
Derivatives	15,428	33,633
Derivative collateral and receivables	7,628	1,101
Total cash and investments	5,704,826	5,302,442
Amounts recoverable from reinsurers	5,117	4,952
Deferred and uncollected premiums	9,456	8,845
Investment income due and accrued	55,417	48,047
Receivables from parent, subsidiaries, and affiliates	2,702	—
Deferred tax asset	11,672	10,979
Other assets	3,916	5,107
Assets held in Separate Accounts	203,241	179,636
Total admitted assets	$5,996,347	$5,560,008

(Continued)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2025	2024
	($ in thousands, except share amounts)
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$4,859,158	$4,364,217
Accident and health	12,001	12,544
Liability for deposit-type contracts	182,426	180,619
Policy and contract claims:
Life	28,224	28,575
Accident and health	1,142	1,159
Policyholders' dividends	1,013	1,000
Funds at interest and experience rated refunds	10,936	3,295
Interest maintenance reserve (IMR)	27,948	29,854
General expenses due or accrued	37	32
Transfers to (from) Separate Accounts due or accrued, net	(1,274)	(1,208)
Current federal income taxes	2,612	269
Remittances and items not allocated	3,416	42,434
Borrowed money and interest thereon	—	57,378
Asset valuation reserve (AVR)	38,088	39,974
Payable to parent, subsidiaries, and affiliates	1,248	2,775
Derivatives	19,417	20,987
Derivative collateral and payables	83	1,260
Other liabilities	20,247	19,323
Liabilities held in Separate Accounts	203,241	179,636
Total liabilities	5,409,963	4,984,123
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized,
250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	529,569	529,569
Unassigned funds - surplus	54,313	43,814
Total capital and surplus	586,384	575,885
Total liabilities and capital and surplus	$5,996,347	$5,560,008

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2025	2024	2023
	($ in thousands)
Revenues:
Premiums and annuity considerations	$873,094	$805,938	$190,454
Net investment income	232,374	204,271	196,592
Commissions and expense allowances on reinsurance ceded	1,856	2,402	2,457
Amortization of interest maintenance reserve	(1,306)	(133)	2,787
Net gain from operations from Separate Accounts	92	258	12
Reserve adjustments on reinsurance ceded	(20,730)	(32,564)	(36,744)
Other income	7,816	9,125	11,175
Total revenues	1,093,196	989,297	366,733
Benefits and expenses:
Death and annuity benefits	164,206	184,702	190,948
Accident and health benefits	1,841	1,569	1,707
Surrender benefits and other fund withdrawals	388,096	746,378	715,368
Other policy and contract benefits	11,929	8,445	4,335
Increase (decrease) in aggregate reserves	494,398	154	(586,537)
Commissions and commission expense allowances	33,340	31,784	16,795
General expenses	30,403	31,027	23,134
Insurance taxes, licenses, and fees	6,276	4,980	4,399
Transfers to (from) Separate Accounts, net	(77,413)	(38,347)	(30,873)
Other expenses	636	(16)	(302)
Total benefits and expenses	1,053,712	970,676	338,974
Net income from operations before dividends to policyholders and federal income taxes	39,484	18,621	27,759
Dividends to policyholders	1,115	1,097	1,092
Federal income tax expense (benefit)	12,650	3,045	(188)
Net income from operations	25,719	14,479	26,855
Net realized capital gains (losses) (less $(563); $569; and $(3,128) of capital gains tax (benefit) in 2025, 2024, and 2023, respectively, and excluding $(3,212); $(2,372); and $(10,556) transferred to (from) the IMR in 2025, 2024, and 2023, respectively)	(6,892)	(3,164)	(17,140)
Net income	$18,827	$11,315	$9,715

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2022	$542,797

Net income	9,715
Change in nonadmitted assets and related items	2,186
Change in unauthorized reinsurance	(36)
Change in asset valuation reserve	7,012
Change in net deferred income tax	(2,469)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $178	669
Change in surplus as a result of reinsurance	(231)
Change in net unrealized foreign exchange capital gain (loss)	3
Capital and surplus, December 31, 2023	559,646

Net income	11,315
Change in nonadmitted assets and related items	(2,149)
Change in unauthorized reinsurance	(61)
Change in asset valuation reserve	(7,443)
Change in net deferred income tax	549
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $2,194	8,255
Prior period adjustment	5,980
Change in surplus as a result of reinsurance	(207)
Capital and surplus, December 31, 2024	575,885

Net income	18,827
Change in nonadmitted assets and related items	(7,356)
Change in unauthorized reinsurance	(13)
Change in asset valuation reserve	1,886
Change in net deferred income tax	4,874
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(2,007)	(7,551)
Change in surplus as a result of reinsurance	(167)
Change in net unrealized foreign exchange capital gain (loss)	(1)
Capital and surplus, December 31, 2025	$586,384

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2025	2024	2023
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$878,406	$800,836	$184,780
Commission and expense allowances ceded	1,856	2,402	2,457
Net investment income	224,445	202,282	206,152
Miscellaneous income	8,196	8,141	13,101
Benefit and loss related payments	(588,854)	(977,966)	(939,457)
Commissions and expenses paid	(70,834)	(67,526)	(43,930)
Net transfers from Separate Accounts	77,346	38,707	32,195
Dividends paid to policyholders	(1,101)	(1,089)	(1,078)
Federal and foreign income taxes recovered (paid)	(9,745)	(735)	(27)
Net cash from (to) operations	519,715	5,052	(545,807)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	1,197,900	1,092,793	907,035
Stocks	26,574	12,553	7,376
Mortgage loans	17,912	19,900	17,858
Other invested assets	552	632	—
Net gains (losses) on cash, cash equivalents and short-term investments	45	6	—
Miscellaneous proceeds	28,204	18,556	—
Total investment proceeds	1,271,187	1,144,440	932,269
Cost of investments acquired:
Bonds	(1,551,996)	(1,356,865)	(246,978)
Stocks	(12,572)	(16,768)	(9,711)
Mortgage loans	(8,000)	(63,870)	—
Other invested assets	—	(10,738)	—
Miscellaneous applications	(32,954)	(48,489)	(25,377)
Total investments acquired	(1,605,522)	(1,496,730)	(282,066)
Net change in contract loans	10,945	(8,372)	(217)
Net cash from (to) investments	(323,390)	(360,662)	649,986
Cash from financing and miscellaneous sources
Cash provided (applied):
Borrowed funds	(57,378)	57,378	(6,255)
Net deposits (withdrawals) from deposit-type contracts	1,361	49,524	98,619
Other cash provided (applied), net	(59,064)	78,513	19,956
Net cash from (to) financing and miscellaneous sources	(115,081)	185,415	112,320
Net change in cash, cash equivalents, and short-term investments	81,244	(170,195)	216,499
Cash, cash equivalents, and short-term investments, beginning of year	103,008	273,203	56,704
Cash, cash equivalents, and short-term investments, end of year	$184,252	$103,008	$273,203

(Continued)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2025	2024	2023
	($ in thousands)
Non-cash transactions
Non-cash exchange of securities (Investments)	$105,842	$34,163	$40,527

Hybrid security reclass (Investments)	41,747	—	—
Non-cash change in retained asset account (Operations and Financing and miscellaneous sources)	(446)	820	784
Non-cash change in reinsurance loss contingency reserve (Operations and Financing and miscellaneous sources)	—	—	1,003

See Notes to the Financial Statements (Statutory Basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.          General

Basis of Presentation – The statutory basis financial statements of Protective Life and Annuity Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the “Department”). The Company is a stock, legal reserve, life and accident and health insurer.

All outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Nebraska. PLICO is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. All outstanding shares of the Company’s preferred stock are owned by PLC. PLC is a wholly owned subsidiary of Dai-ichi Life International Holdings, LLC (“Dai-ichi Life International”), a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi Life”). Effective April 1, 2026, Dai-ichi Life will be renamed Daiichi Life Group, Inc., and Dai-ichi Life International will be renamed Daiichi Life International Holdings LLC. Other affiliated insurers include Protective Property & Casualty Insurance Company, MONY Life Insurance Company, Magnolia Re, Inc., ShelterPoint Life Insurance Company and Golden Gate Captive Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual, effective January 1, 2001 (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the State of Alabama. The State of Alabama has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, none of which had a material impact on the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024, or Statements of Operations for each of the years in the three-year period ended December 31, 2025.

The Company has no permitted practices as of December 31, 2025 or 2024, or for each of the years in the three-year period ended December 31, 2025.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

Nature of Operations – The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the State of New York. New York direct premiums were 98.8%, 98.8%, and 97% of the Company’s total direct premiums and New York direct annuity premiums accounted for 86.8%, 84.2%, and 36.3% of the Company’s total direct premiums in 2025, 2024, and 2023, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has no employees, and, therefore, has no employee benefit plans.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

Summary of Significant Accounting Policies - The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Asset-backed securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for asset-backed securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the prospective method.

Bonds and preferred stock fair values are obtained from nationally-recognized pricing services. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by these services.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

The Company’s investments in surplus notes with an NAIC Credit Rating Providers (“NAIC CRP”) designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary dates.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally-insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Company’s Investments Policy Committee. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. Short-term investments include those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary impairment (“OTTI”) exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than asset-backed securities, is adjusted to its fair value. Impaired asset-backed securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

The Company uses various derivative instruments to manage risks related to certain annuity products. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of these products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility. These products include the guaranteed living withdrawal benefit (“GLWB”) rider associated with variable annuity (“VA”) contracts.

All derivative instruments qualifying for hedge accounting are valued consistently with the hedged item and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in carrying value for these derivatives, which qualify for hedge accounting, are recorded consistently with the hedged item. All derivative instruments used in hedging transactions that do not meet the criteria of an effective hedge are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

The Company currently has one accounting hedge that is described more fully in Note 10. The derivative instrument was entered into in connection with the issuance of a certain bond investment and is accounted for in a manner that is consistent with the accounting for the hedged item. This derivative instrument is accounted for in accordance with Statement of Statutory Accounting Principles (“SSAP”) No 23, "Foreign Currency Transactions and Translations" ("SSAP 23").

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

All of the Company’s other derivatives are not effective accounting hedges. Therefore, they are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at their respective fair market values. Any posted collateral and any upfront fees received or paid are also reported at their face amount on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair market value of these derivative positions value are reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Upon termination of a derivative that qualified for hedge accounting, the realized gain or loss adjusts the basis of the hedged item and is recognized in income consistent with the hedged item.

Upon termination of a derivative that did not or no longer meets the criteria for hedge accounting, the realized gain or loss is recorded in realized capital gains and losses.

Cash flows associated with derivative instruments reported in the Statements of Assets are presented as ‘Miscellaneous proceeds’ and ‘Miscellaneous applications’. Cash flows associated with derivative instruments reported in the Statements of Liabilities, and Capital and Surplus are presented as ‘Other cash provided (applied), net’. Cash flows related to derivative instruments include amounts attributable to changes in cost and realized gains and losses.

Refer to Note 10 for further information regarding the Company’s derivative instruments.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new or renewal business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality tables and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.25% to 6.0% interest. Effective in 2017 the Company began calculating reserves for certain newly-issued policies in accordance with NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”), and effective in 2020, reserves for all new issues are in accordance with VM-20.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves, which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

As of December 31, 2025 and 2024, the Company had $534.5 million and $569.4 million, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance totaled $9.1 million and $8.5 million as of December 31, 2025 and 2024, respectively, and were reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

Certain of the Company’s VA contracts contain guaranteed minimum death benefit (“GMDB”) and GLWB features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GLWB applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 4.0% to 7.0% depending on the contract owner's age. Effective January 1, 2020, statutory reserves are calculated according to NAIC Valuation Manual 21, “Requirements for Principle-Based Reserves for Variable Annuities” (“VM-21”). This replaces the prior reserve calculations under Actuarial Guideline 43 (“AG43”). There is not a standalone reserve for GMDB or GLWB. The base reserve incorporates the risk of all these guarantees.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 1.0% to 5.25% for immediate annuities during 2025. Interest rates credited ranged from 0.75% to 5.25% for immediate annuities during 2024. Interest rates credited ranged from 0.75% to 6.0% for immediate annuities during 2023.

Liabilities for Single Premium Deferred Annuity (“SPDA”) contracts are calculated in accordance with Actuarial Guideline 33. The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees (“ULSG”) which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 (“AG38”) for policies issued between 2003-2019, and in accordance with VM-20 for policies issued in 2020 and later. Total reserves for ULSG policies were $58.9 million and $59.3 million at December 31, 2025 and 2024, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations during the period in which the change occurred.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, "Individual and Group Accident and Health Contracts".

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Retained Assets

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained asset account.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The balances of retained asset accounts were $5.7 million as of December 31, 2025 and $5.7 million as of December 31, 2024.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims and benefit reserves are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations. The change in modified coinsurance (“MODCO”) reserves ceded and related expenses are included in “Reserve adjustments on reinsurance ceded” in the Statements of Operations.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees of either a minimum return or account value upon death or annuitization, variable annuity policyholders bear the investment risk that the Separate Accounts funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are recorded at fair value and reported separately as assets and liabilities held in Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts is projected to be below the value guaranteed by the Company, a liability is established to the general account through a charge to operations.

2.       Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant Statutory Accounting Principles (“SAP”) and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations on a constant level basis over the expected term of the subject policies;

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under VM-20 and VM-21. Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

6.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

7.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the income statement as the IMR concept does not exist in GAAP;

8.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The admission of gross deferred income taxes, after any valuation allowance, is additionally subject to various limitations as specified by NAIC SAP. No such admissions test exists under GAAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the income statement;

9.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

10.	The IMR is reported as a liability or contra-liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

11.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

12.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

14.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

15.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

16.	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately;

17.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines and business combinations for GAAP reporting purposes, depending on whether they constitute the acquisition of a business under GAAP guidance.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2025 and 2024 or for each of the years in the three-year period ended December 31, 2025; however, the differences are presumed to be material.

3.       Accounting Changes and Prior Period Adjustments

Accounting Changes

Effective January 1, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26, “Bonds,” and SSAP No. 43, “Asset-Backed Securities” for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition or SSAP references. Prior period disclosures have not been updated to reflect the new breakout of bond classifications resulting from the adoption of this guidance.

Upon adoption of the revisions, the Company reclassified securities with a book adjusted carrying value of $41.7 million that were previously classified as bonds on the Statements of Admitted Assets, Liabilities, and Capital and Surplus to preferred stocks. All reclassifications resulted in a change in measurement basis, and the aggregate book adjusted carrying value after transition for reclassified securities was $41.0 million.

The aggregate surplus impact from the adoption of the revisions was $(0.7) million, which reflects the difference between book adjusted carrying value as of December 31, 2024 and book adjusted carrying value after transition for those securities that moved from an amortized cost to fair value measurement method. This amount was reported as a “Change in net unrealized capital gains and losses” in unassigned funds in the first quarter of 2025.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Effective January 1, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to expand and amend guidance within SSAP No. 93, “Low-Income Housing Tax Credit Property Investments” (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. Additionally, the NAIC revised SSAP No. 94, “Transferable and Non-Transferable State Tax Credits” (“SSAP No. 94”) to expand and amend guidance to include both purchased state and federal tax credits. Lastly, consistency revisions were adopted to SSAP No. 34, “Investment Income Due and Accrued” and SSAP No. 48, “Joint Ventures, Partnerships, and Limited Liability Companies” resulting from changes in SSAP No. 93 and SSAP No. 94. This guidance did not impact the Company upon adoption, as it does not currently have tax credit investments in scope of the revisions.

Effective January 1, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and U.S. GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revised guidance did not impact the Company’s financial position or results of operations.

Effective August 13, 2023, the NAIC Statutory Accounting Principles Working Group adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). INT 23-01 provides a limited-time, optional exception to the existing guidance in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires net negative (disallowed) IMR in the general account to be nonadmitted. Companies who elect the optional exception are permitted to admit negative IMR up to 10% of adjusted capital and surplus, subject to certain disclosure requirements and other constraints. The revised guidance did not impact the Company, as it did not have a negative IMR balance at the end of the reporting period.

Prior Period Adjustments

During the March 31, 2024 statutory filing, the Company identified an error in the calculation of life contract claims payable related to the December 31, 2023 statutory annual statement.  The Company’s “Death and annuity benefits” were overstated by $6.0 million and “Net income” was understated by $6.0 million.  The correction of the error resulted in an increase to “Unassigned funds - surplus” of $6.0 million which was reported as a prior period adjustment.  In accordance with the provisions of SSAP No. 3, “Accounting Changes and Corrections of Errors”, this amount represents the January 1, 2024 impact of the correction.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4. Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31
	2025	2024	2023
	($ in thousands)
Bonds	$218,039	$192,815	$189,409
Stocks	3,145	1,270	882
Mortgage loans	13,725	11,255	10,699
Cash, cash equivalents, and short-term investments	5,684	6,425	3,790
Contract loans	2,744	3,386	2,835
Derivative instruments	2,062	2,779	—
Other invested assets	2,396	1,992	1,838
Miscellaneous investment income	16	17	347
Total investment income	247,811	219,939	209,800
Less: Investment expenses	15,437	15,668	13,208
Net investment income	$232,374	$204,271	$196,592

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.
Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

There was no due and accrued investment income excluded as of December 31, 2025 and 2024.

The admitted amounts for interest income due and accrued were $53.4 million and $48.0 million as of December 31, 2025 and 2024.

The Company had no amounts of deferred interest as of December 31, 2025 and 2024.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance were $0 and $3.6 million as of December 31, 2025 and 2024, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31
	2025	2024	2023
	($ in thousands)
Bonds	$(7,319)	$(2,408)	$(14,568)
Preferred stocks	279	111	(54)
Cash, cash equivalents, and short-term investments	45	6	—
Derivative instruments	3,759	(2,650)	(3,754)
Other invested assets	(191)	(221)	—
Other investments	245	195	46
Other-than-temporary impairments	(7,485)	—	(12,494)
Less:
Amount transferred to (from) interest maintenance reserve	(3,212)	(2,372)	(10,556)
Federal income tax expense (benefit)	(563)	569	(3,128)
Net realized investment gains (losses)	$(6,892)	$(3,164)	$(17,140)

Proceeds from the sales of investments in bonds and preferred stocks are shown below:

	For The Years Ended December 31
	2025	2024	2023
	($ in thousands)
Proceeds from sales	$951,639	$767,883	$608,669
Gross gains	9,426	12,607	5,302
Gross losses	16,421	14,899	19,924

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31
	2025	2024	2023
	($ in thousands)
Preferred stocks	$975	$—	$370
Common stocks	(1)	(2)	(4)
Derivative instruments	(10,532)	10,451	481
Less:
Federal income tax expense (benefit)	(2,007)	2,194	178
Total change in net unrealized capital gains and losses	$(7,551)	$8,255	$669

During 2025, the Company recorded $17.2 million in unrealized losses on derivative instruments due to changes in fair value. During 2024, the Company recorded $11.1 million in unrealized gains on derivative instruments due to changes in fair value. During 2023, the Company recorded $0.5 million in unrealized gains on derivative instruments due to changes in fair value.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Bonds and Preferred Stocks

Statement values in the following tables for December 31, 2025 are presented on a gross basis and there was no nonadmission of bonds as of December 31, 2025, related to repurchase agreement collateral requirements. Statement values in the following tables for December 31, 2024 are presented on a gross basis and do not reflect the nonadmission of $1.3 million of bonds as of December 31, 2024, related to repurchase agreement collateral requirements.

The statement value and estimated fair value of the Company’s bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2025	($ in thousands)
Bonds - Issuer Credit Obligations:
U.S. Government Obligations	$18,770	$74	$(23)	$18,821
Other U.S. Government Obligations	16,247	—	(3,472)	12,775
Non-U.S. Sovereign Jurisdiction	15,245	—	(2,085)	13,160
Municipal Bonds - General Obligations	20,539	2	(427)	20,114
Municipal Bonds - Special Revenue	170,579	2,314	(16,280)	156,613
Corporate Bonds	2,500,801	34,857	(200,776)	2,334,882
Single Entity Backed Obligations	12,811	120	(40)	12,891
Bonds Issued by Funds Representing Operating Entities	89,136	903	(3,884)	86,155
Bank Loans	25,007	149	—	25,156
Other Issuer Credit Obligations	73,369	1,922	(228)	75,063
Total	2,942,504	40,341	(227,215)	2,755,630
Bonds - Asset Backed Securities:
Agency residential mortgage-backed securities	223,824	66	(43,383)	180,507
Agency commercial mortgage-backed securities	14,396	—	(617)	13,779
Non-Agency residential mortgage-backed securities	1,159,416	8,957	(84,614)	1,083,759
Non-Agency commercial mortgage-backed securities	75,415	369	(3,029)	72,755
Non-Agency CLOs/CBOs/CDOs	445,071	2,080	(31)	447,120
Other Asset-Backed	74,204	351	(768)	73,787
Equity Backed	56,374	495	—	56,869
Total	2,048,700	12,318	(132,442)	1,928,576
Total bonds	4,991,204	52,659	(359,657)	4,684,206
Preferred stocks	39,627	—	(1,556)	38,071
Total bonds and preferred stocks	5,030,831	52,659	(361,213)	4,722,277

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2024	($ in thousands)
Bonds:
US Government	$11,895	$—	$(87)	$11,808
Other governments	15,225	—	(2,963)	12,262
US states, territories, and possessions	7,850	—	(587)	7,263
US political subdivision	48,154	—	(3,118)	45,036
US special revenue & special assessment	232,919	1,920	(25,142)	209,697
Industrial and miscellaneous	2,896,464	19,244	(287,887)	2,627,821
Hybrids	30,252	1,391	(609)	31,034
Bank Loans	47,544	449	(4)	47,989
Total bonds, excluding loan-backed and structured securities	3,290,303	23,004	(320,397)	2,992,910
Loan-backed and structured securities:
Residential mortgage-backed securities	922,972	304	(158,283)	764,993
Commercial mortgage-backed securities	131,926	32	(6,817)	125,141
Other loan-backed and structured securities	341,226	1,948	(2,181)	340,993
Total loan-backed and structured securities	1,396,124	2,284	(167,281)	1,231,127
Total bonds	4,686,427	25,288	(487,678)	4,224,037
Preferred stocks	8,030	67	(1,315)	6,782
Total bonds and preferred stocks	$4,694,457	$25,355	$(488,993)	$4,230,819

The statement value and estimated fair value of bonds as of December 31, 2025, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds - Issuer Credit Obligations:
Due in 1 year or less	$18,122	$18,303
Due after 1 year through 5 years	348,382	338,671
Due after 5 years through 10 years	660,327	650,515
Due after 10 years	1,915,673	1,748,141
Subtotal	2,942,504	2,755,630

Bonds - Asset Backed Securities:
Due in 1 year or less	18,196	16,951
Due after 1 year through 5 years	401,631	404,167
Due after 5 years through 10 years	441,420	445,573
Due after 10 years	1,187,453	1,061,885
Subtotal	2,048,700	1,928,576
Total bonds	$4,991,204	$4,684,206

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
2025	($ in thousands)
Bonds - Issuer Credit Obligations:
U.S. Government Obligations	$—	$—	$2,960	$(23)	$2,960	$(23)
Other U.S. Government Obligations	—	—	12,775	(3,472)	12,775	(3,472)
Non-U.S. Sovereign Jurisdiction	—	—	13,160	(2,085)	13,160	(2,085)
Municipal Bonds - General Obligations	—	—	17,102	(427)	17,102	(427)
Municipal Bonds - Special Revenue	2,757	(224)	123,762	(16,056)	126,519	(16,280)
Corporate Bonds	247,051	(4,878)	1,343,167	(195,898)	1,590,218	(200,776)
Single Entity Backed Obligations	3,460	(40)	—	—	3,460	(40)
Bonds Issued by Funds Representing Operating Entities	472	(11)	25,588	(3,873)	26,060	(3,884)
Other Issuer Credit Obligations	23,871	(107)	3,380	(121)	27,251	(228)
Total	277,611	(5,260)	1,541,894	(221,955)	1,819,505	(227,215)
Bonds - Asset Backed Securities:
Agency residential mortgage-backed securities	—	—	177,141	(43,383)	177,141	(43,383)
Agency commercial mortgage-backed securities	1,288	(17)	12,423	(600)	13,711	(617)
Non-Agency residential mortgage-backed securities	68,004	(72)	353,296	(84,542)	421,300	(84,614)
Non-Agency commercial mortgage-backed securities	5,235	(987)	54,836	(2,042)	60,071	(3,029)
Non-Agency CLOs/CBOs/CDOs	9,648	(27)	597	(4)	10,245	(31)
Other Asset-Backed	22,397	(91)	17,576	(677)	39,973	(768)
Total	106,572	(1,194)	615,869	(131,248)	722,441	(132,442)
Total bonds	384,183	(6,454)	2,157,763	(353,203)	2,541,946	(359,657)
Preferred stocks	—	—	3,444	(1,556)	3,444	(1,556)
Total bonds and preferred stocks	384,183	(6,454)	2,161,207	(354,759)	2,545,390	(361,213)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
2024	($ in thousands)
Bonds:
US Government	$4,825	$(23)	$6,982	$(64)	$11,807	$(87)
Other governments	—	—	12,262	(2,963)	12,262	(2,963)
US states, territories, and possessions	—	—	7,262	(587)	7,262	(587)
US political subdivision	25	—	42,011	(3,118)	42,036	(3,118)
US special revenue & special assessment	10,392	(327)	173,855	(24,815)	184,247	(25,142)
Industrial and miscellaneous	695,259	(32,391)	1,570,957	(255,496)	2,266,216	(287,887)
Hybrids	10,904	(380)	3,361	(229)	14,265	(609)
Bank Loans	3,502	(4)	—	—	3,502	(4)
Total bonds, excluding loan-backed and structured securities	724,907	(33,125)	1,816,690	(287,272)	2,541,597	(320,397)
Loan-backed and structured securities:
Residential mortgage-backed securities	128,403	(2,330)	521,519	(155,953)	649,922	(158,283)
Commercial mortgage-backed securities	438	(12)	111,819	(6,805)	112,257	(6,817)
Other loan-backed and structured securities	21,222	(444)	29,345	(1,737)	50,567	(2,181)
Total loan-backed and structured securities	150,063	(2,786)	662,683	(164,495)	812,746	(167,281)
Total bonds	874,970	(35,911)	2,479,373	(451,767)	3,354,343	(487,678)
Preferred stocks	—	—	3,746	(1,315)	3,746	(1,315)
Total bonds and preferred stocks	$874,970	$(35,911)	$2,483,119	$(453,082)	$3,358,089	$(488,993)

For securities other than asset-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (see the “Asset-backed and Securities” section for information on asset-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it is probable that all amounts will be collected as due according to the contractual terms of the debt security in effect at the date of acquisition and has the intent and ability to hold these securities until recovery. The Company recognized $7.5 million, $0 and $12.5 million OTTIs on non-asset-backed securities during 2025, 2024, and 2023, respectively.

The Company had securities with a fair value of $2,161.2 million in an unrealized loss position for greater than twelve months as of December 31, 2025, and the related unrealized loss of $354.8 million pertains primarily to residential mortgage-backed, consumer, utility, energy, insurance and banking securities. The Company had securities with a fair value of $2,483.1 million in an unrealized loss position for greater than twelve months as of December 31, 2024, and the related unrealized loss of $453.1 million pertains primarily to residential mortgage-backed, consumer, utility, banking, energy and insurance securities. The aggregate decline in fair value of these securities each year was deemed temporary due to positive factors such as the financial health of the investee, the continued access of the investee to capital markets, the average life of the securities, and the performance of the underlying collateral that support the recoverability of these investments.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had individual bonds from the following issuers that exceeded 10% of capital and surplus as of December 31, 2025 and 2024.

	2025		2024
	Carrying Value		Carrying Value
	($ in thousands)		($ in thousands)
Fannie Mae	$65,902	Fannie Mae	$69,422

As of December 31, 2025 and 2024, bonds and cash having a fair value of $6.5 million and $6.5 million were on deposit with various governmental authorities as required by law.

Asset-Backed Securities

For the impairment review of asset-backed securities, the Company employed the prospective method during the period, and based its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information used for these assumptions was provided by a nationally recognized, real-time database. The Company did not recognize any OTTIs on asset-backed securities in 2025, 2024 and 2023.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2025	2024
	($ in thousands)
The aggregate amount of unrealized losses:
Less than 12 months	$1,194	$2,786
12 months or longer	$131,248	$164,495

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$106,572	$150,063
12 months or longer	$615,869	$662,683

In determining whether an asset-backed security had experienced an OTTI, the Company considers the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company has exposure to unrealized losses on these holdings from changes in fair values due to widening spreads in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following information relates to the Company’s other investments with subprime exposure:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
2025	($ in thousands)
Residential mortgage-backed securities	$4,146	$4,064	$3,985	$—

2024
Residential mortgage-backed securities	$1	$1	$1	$—

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2025	2024
Retail	13.7%	15.4%
Other commercial	11.3	11.2
Apartments	18.9	19.0
Industrial	35.7	34.8
Office	15.8	15.9
Lodging	4.6	3.6
Mixed use	—	0.1
Total	100.0%	100.0%

The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2025 and 2024:

	Percent of Portfolio		Percent of Portfolio
State	2025	State	2024
Alabama	10.8%	Alabama	10.9%
Utah	9.7	Utah	8.6
Wisconsin	8.5	Wisconsin	8.4
Tennessee	7.6	Tennessee	8.4
Michigan	7.5	Michigan	7.6
South Carolina	6.1	South Carolina	6.1
California	5.3	California	5.4
Florida	5.2	Florida	5.2

The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2025 was 6%. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2024 were 6% and 6.75%, respectively. There were no commercial mortgage loans originated during 2023.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2025 and 2024, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan did not exceed 75%.

As of December 31, 2025 and 2024, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2025 and 2024, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company’s mortgage loans of $341.1 million and $351.1 million as of December 31, 2025 and 2024, respectively, were current.

As of December 31, 2025 and 2024, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2025 or 2024. No activity occurred in the allowance for credit losses during 2025, 2024, and 2023.

The Company did not restructure any debt during 2025 and 2024.

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Atlanta. Through its membership, the Company received cash advances in the amount of $150.0 million as of December 31, 2025. These cash advances are the result of the Company issuing funding agreements to the FHLB of Atlanta for $150.0 million. Through its membership, the Company received cash advances in the amount of $207.0 million as of December 31, 2024. These cash advances are the result of the Company issuing funding agreements to and entering repurchase agreements with the FHLB of Atlanta, for $150.0 million and $57.0 million, respectively.

The Company uses the funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s aggregate totals of FHLB capital stock as of December 31 are as follows:

2025	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	11,017	11,017	—
Activity stock	—	—	—
Excess stock	—	—	—
Aggregate total	$11,017	$11,017	$—

Actual or estimated borrowing capacity as determined by the insurer	$293,892	XXX	XXX

2024	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	13,616	13,616	—
Activity stock	—	—	—
Excess stock	—	—	—
Aggregate total	$13,616	$13,616	$—

Actual or estimated borrowing capacity as determined by the insurer	$331,720	XXX	XXX

The Company’s Class B membership stock is not eligible for redemption.

The amounts pledged as of December 31 are as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	($ in thousands)
December 31, 2025 Total General and Separate Accounts Total Collateral Pledged	$168,612	$193,460	$150,000
December 31, 2025 General Account Total Collateral Pledged	$168,612	$193,460	$150,000
December 31, 2025 Separate Accounts Total Collateral Pledged	$—	$—	$—
December 31, 2024 Total General and Separate Accounts Total Collateral Pledged	$232,219	$312,218	$207,000
December 31, 2024 General Account Total Collateral Pledged	$232,219	$312,218	$207,000
December 31, 2024 Separate Accounts Total Collateral Pledged	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The maximum amount pledged during the reporting period is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	($ in thousands)
2025 Total General and Separate Accounts Total Collateral Pledged	$275,119	$323,678	$242,000
2025 General Account Total Collateral Pledged	$275,119	$323,678	$242,000
2025 Separate Accounts Total Collateral Pledged	$—	$—	$—
2024 Total General and Separate Accounts Total Collateral Pledged	$302,249	$384,249	$267,000
2024 General Account Total Collateral Pledged	$302,249	$384,249	$267,000
2024 Separate Accounts Total Collateral Pledged	$—	$—	$—
2023 Total General and Separate Accounts Total Collateral Pledged	$—	$—	$—
2023 General Account Total Collateral Pledged	$—	$—	$—
2023 Separate Accounts Total Collateral Pledged	$—	$—	$—

Information regarding borrowings from the FHLB is as follows:

Amounts as of reporting date December 31, 2025	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
	($ in thousands)
Debt	$—	$—	$—	XXX
Funding agreements	150,000	150,000	—	148,857
Other	—	—	—	XXX
Aggregate total	$150,000	$150,000	$—	$148,857

Amounts as of reporting date December 31, 2024	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
	($ in thousands)
Debt	$57,000	$57,000	$—	XXX
Funding agreements	150,000	150,000	—	147,874
Other	—	—	—	XXX
Aggregate total	$207,000	$207,000	$—	$147,874

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Maximum amount: 2025	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
Debt	$92,000	$92,000	$—
Funding agreements	150,000	150,000	—
Other	—	—	—
Aggregate total	$242,000	$242,000	$—

Maximum amount: 2024	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
Debt	$117,000	$117,000	$—
Funding agreements	150,000	150,000	—
Other	—	—	—
Aggregate total	$267,000	$267,000	$—

FHLB - prepayment obligations for 2025 and 2024:

Does the company have prepayment obligations under the following arrangements (YES/NO)?
Debt	NO
Funding agreements	YES
Other	NO

The Company has a Repo Based Advance line of credit with the FHLB Atlanta with the ability to borrow up to 20% of the Company’s net admitted assets less funding agreement advances, which was approximately $1.0 billion as of December 31, 2025. There are no commitment fees or conditions, other than adequate collateral, that must be met to borrow on this line.  The maturity of this line is June 18, 2026.

	2025		2024
	Unused Commitments	Unused Lines of Credit	Unused Commitments	Unused Lines of Credit
	($ in thousands)
Short-Term (contracts terminating in 12 months or less)	$—	$1,024,813	$—	$569,469
Long-Term (contracts terminating in more than 12 months)	—	—	—	—
Total	$—	$1,024,813	$—	$569,469

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2025	2024	Increase/ (Decrease)	% of Admitted Assets
	($ in thousands)
Federal Home Loan Bank capital stock	$11,017	$13,616	$(2,599)	0.2
On deposit with states	6,505	6,597	(92)	0.1
Pledged as collateral to FHLB (including assets backing funding agreements)	193,460	310,966	(117,506)	3.2
Collateral for derivative instruments	10,698	5,104	5,594	0.2
Assets held under modco reinsurance agreements	96,029	114,598	(18,569)	1.6
Total restricted assets	$317,709	$450,881	$(133,172)	5.3%

The Company had no other restricted assets as of December 31, 2025 and 2024.

The Company had $96.0 million of Modco collateral received and reflected as assets within the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025, representing 1.7% of total admitted assets excluding Separate Accounts. The recognized obligation for Modco assets was $96.0 million, representing 1.8% of total liabilities excluding Separate Accounts as of December 31, 2025.

The Company had $1.2 million of cash collateral received and reflected as assets within the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024, representing less than 0.1% of total admitted assets excluding Separate Accounts. The recognized obligation to return the collateral assets was $1.2 million, representing less than 0.1% of total liabilities excluding Separate Accounts as of December 31, 2024.

There was no collateral received and reflected as assets within the Company’s Separate Accounts as of December 31, 2025 and 2024.

Repurchase Agreements and Securities Lending Transactions

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2025, the Company had no balances outstanding under these agreements. As of December 31, 2024, the Company had Borrowed Money obligations of $57.0 million, which represents the cash amount of $57.0 million to be paid at the repurchase agreement’s maturity on January 2, 2025.

The Company has posted $83.0 million (statutory carrying value prior to the nonadmission of $1.3 million of bonds) of its assets as repurchase agreement collateral, all of which was classified as “Bonds” as of as of December 31, 2024.

In connection with the outstanding repurchase agreements, the Company also recognized liabilities of $0 and $57.0 million as of December 31, 2025 and 2024, respectively, which was classified as “Borrowed money and interest thereon”.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company is not involved in securities lending transactions.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

The Company participates in both bilateral and tri-party repurchase agreements. A summary of the maturity time frame and ending balance of repurchase agreement transactions during is as follows:

	2025	2024
	($ in thousands)
Maximum Amount
Open - No Maturity	$—	$117,000

Ending Balance
Open - No Maturity	$—	$57,000

The Company had no securities sold and/or acquired that resulted in default during 2025 and 2024.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of securities "sold" under repurchase agreement - secured borrowing is as follows:

	2025	2024
Maximum Amount
BACV	$—	$171,536
Fair Value	—	127,217

Ending Balance
BACV	$—	$83,002
Fair Value	—	61,317

As of December 31, 2025, the Company had no securities “sold” under repurchase agreement – secured borrowing. As of December 31, 2024, the Company held securities “sold” under repurchase agreement – secured borrowing consisting of NAIC 1 bonds with a carrying value of $83.0 million and fair value of $61.3 million. The fair value of nonadmitted bonds was $1.3 million as of December 31, 2024.

Details of the collateral received - secured borrowing for the year ended is as follows:

	2025	2024
Maximum Amount
Cash	$—	$117,000

Ending Balance
Cash	$—	$57,000

The Company had cash collateral received - secured borrowing of $0 and $57.0 million as of December 31, 2025 and 2024, respectively.

The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2025	2024
	($ in thousands)
Overnight and continuous	$—	$61,317

The Company did not receive any cash collateral that was reinvested in 2025 and 2024.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company recognized the following liability to return cash collateral for 2025:

	2025	2024
Maximum Amount
Cash	$—	$117,000

Ending Balance
Cash	$—	$57,000

For 2025 and 2024, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

5.	Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2025			12/31/2024			Change
1.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total
	($ in thousands)
(a) Gross Deferred Tax Assets	$61,148	$1,660	$62,808	$54,964	$1,652	$56,616	$6,184	$8	$6,192
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	61,148	1,660	62,808	54,964	1,652	56,616	6,184	8	6,192
(d) Deferred Tax Assets Nonadmitted	44,201	—	44,201	38,013	—	38,013	6,188	—	6,188
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	16,947	1,660	18,607	16,951	1,652	18,603	(4)	8	4
(f) Deferred Tax Liabilities	6,935	—	6,935	7,624	—	7,624	(689)	—	(689)
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$10,012	$1,660	$11,672	$9,327	$1,652	$10,979	$685	$8	$693

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2025			12/31/2024			Change
2.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total
	($ in thousands)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$—	$—	$—	$1,032	$1,032	$—	$(1,032)	$(1,032)
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	10,012	1,660	11,672	9,327	620	9,947	685	1,040	1,725
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	10,012	1,660	11,672	9,327	620	9,947	685	1,040	1,725
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	86,207	XXX	XXX	84,736	XXX	XXX	1,471
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	6,935	—	6,935	7,624	—	7,624	(689)	—	(689)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$16,947	$1,660	$18,607	$16,951	$1,652	$18,603	$(4)	$8	$4

	2025	2024
	($ in thousands)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1252%	1262%

(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$613,303	$605,378

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2025		12/31/2024		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital
	($ in thousands)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$61,148	$1,660	$54,964	$1,652	$6,184	$8
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$16,947	$1,660	$16,951	$1,652	$(4)	$8
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
Does the Company’s tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Current income taxes incurred consist of the following major components:

1.	(1) 2025	(2) 2024	(3) (Col 1-2) Change
	($ in thousands)
(a) Federal	$12,650	$3,045	$9,605
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	12,650	3,045	9,605
(d) Federal income tax on capital gains	(563)	570	(1,133)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$12,087	$3,615	$8,472

1.	(1) 2024	(2) 2023	(3) (Col 1-2) Change
	($ in thousands)
(a) Federal	$3,045	$(188)	$3,233
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	3,045	(188)	3,233
(d) Federal income tax on capital gains	570	(3,128)	3,698
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$3,615	$(3,316)	$6,931

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2.

Deferred Tax Assets	(1) 12/31/2025	(2) 12/31/2024	(3) (Col 1-2) Change
	($ in thousands)
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	34,463	29,550	4,913
(4) Investments	2,375	—	2,375
(5) Deferred acquisition costs	23,156	24,812	(1,656)
(6) Policyholder dividends accrual	213	210	3
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	937	389	548
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	4	3	1
(99) Subtotal (sum of 2a1 through 2a13)	61,148	54,964	6,184

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	44,201	38,013	6,188
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	16,947	16,951	(4)

(e) Capital:
(1) Investments	1,660	1,652	8
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	1,660	1,652	8

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1,660	1,652	8
(i) Admitted deferred tax assets (2d+2h)	$18,607	$18,603	$4

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.
Deferred Tax Liabilities	(1) 12/31/2025	(2) 12/31/2024	(3) (Col 1-2) Change
	($ in thousands)
(a) Ordinary
(1) Investments	$4,651	$5,274	$(623)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	1,986	1,858	128
(4) Policyholder reserves	114	327	(213)
(5) Other	184	165	19
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	6,935	7,624	(689)

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$6,935	$7,624	$(689)

4. Net deferred tax assets/liabilities (2i-3c)	$11,672	$10,979	$693

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1) 12/31/2025	(2) 12/31/2024	(3) (Col 1-2) Change
	($ in thousands)
Adjusted gross deferred tax assets	$62,808	$56,616	$6,192
Total deferred tax liabilities	6,935	7,624	(689)
Net deferred tax assets (liabilities)	$55,873	$48,992	6,881
Tax effect of unrealized gains/(losses)			(2,007)
Change in net deferred income tax			$4,874

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1) 12/31/2024	(2) 12/31/2023	(3) (Col 1-2) Change
	($ in thousands)
Adjusted gross deferred tax assets	$56,616	$56,814	$(198)
Total deferred tax liabilities	7,624	6,176	1,448
Net deferred tax assets (liabilities)	$48,992	$50,638	(1,646)
Tax effect of unrealized gains/(losses)			2,195
Change in net deferred income tax			$549

On July 4, 2025, H.R. 1, the One, Big, Beautiful Bill Act (“OBBBA”) was signed into law. Among other changes, it allows certain domestic research and development expenses to be deducted in the year incurred and imposes new limits on certain charitable contribution deductions. The income tax related impacts of the OBBBA are not material to the Company’s financial statements.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2025	Effective Tax Rate (%)	2024	Effective Tax Rate (%)	2023	Effective Tax Rate (%)
	($ in thousands)
Provision computed at statutory rate	$8,058	21.0%	$3,680	21.0%	$5,600	21.0%

Tax on STAT capital gains (losses)	(2,240)	(5.8)	(1,043)	(6.0)	(6,473)	(24.2)
Amortization of IMR	274	0.7	28	0.2	(585)	(2.2)
Change in nonadmitted assets	(245)	(0.6)	(96)	(0.5)	248	1.0
Nondeductible expense	136	0.4	8	—	7	—
Tax-exempt income deduction	(95)	(0.3)	14	0.1	(6)	—
Dividends received deduction	—	—	(160)	(0.9)	(104)	(0.4)
Prior year deferred tax true-up	(5)	—	(11)	(0.1)	(6)	—
Prior year current tax true-up	17	—	(1)	—	10	—
Gain (Loss) on reinsurance	(36)	(0.1)	(44)	(0.3)	(49)	(0.2)
Intercompany operating loss carryforward	1,395	3.6	(534)	(3.0)	542	2.0
Foreign tax credit	(34)	(0.1)	(32)	(0.2)	(31)	(0.1)
Prior period adjustment through surplus	—	—	1,256	7.2	—	—
Other	(12)	—	—	—	—	—
Total	$7,213	18.8%	$3,065	17.5%	$(847)	(3.1)%

Federal and foreign income taxes incurred	$12,650	33.0%	$3,045	17.4%	$(188)	(0.7)%
Tax on capital gains/(losses)	(563)	(1.5)	569	3.2	(3,128)	(11.7)
Change in net deferred income taxes charge/(benefit)	(4,874)	(12.7)	(549)	(3.1)	2,469	9.3
Total statutory income taxes	$7,213	18.8%	$3,065	17.5%	$(847)	(3.1)%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2025, the Company had no operating loss, no capital loss, and no foreign tax credit carryforwards available to offset future net income subject to federal income taxes.

The Company incurred no income taxes in 2025 and preceding years that would be available for recoupment in the event of future net losses.

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2025 and 2024.

The Company had no state transferable tax credits at December 31, 2025 or 2024.

The Company's federal income tax return for 2025 will be a consolidated return that includes the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Life Corporation
Chesterfield International Reinsurance Limited	Protective Life and Annuity Insurance Company
Concourse Distributors, Inc.	Protective Life Insurance Company
Concourse Financial Group Securities, Inc.	Protective Life Reinsurance Bermuda, Ltd.
D.R.G., Inc.	Protective Property & Casualty Insurance Company
Dealer Services Reinsurance, Ltd.	ShelterPoint Group, Inc.
Empower Financial Resources, Inc.	ShelterPoint Insurance Company
First Protection Company	ShelterPoint Life Insurance Company
First Protection Corporation	The Advantage Warranty Corporation
First Protection Corporation of Florida	United States Warranty Corp.
Golden Gate Captive Insurance Company	USWC Holding Company
Interstate Administrative Services, Inc.	USWC Installment Program, Inc.
Interstate National Corporation	Warranty Business Services Corporation
Interstate National Dealer Services of Florida, Inc.	Warranty Direct, Inc.
Interstate National Dealer Services, Inc.	Warranty Topco, Inc.
Investment Distributors, Inc.	West Coast Life Insurance Company
LASAS Technologies, Inc.	Western Diversified Services, Inc.
Magnolia Re, Inc.	Western General Dealer Services, Inc.
MONY Life Insurance Company	Western General Warranty Corporation
National Warranty Corp.	Wisconsin A.U.L., Inc.
New World Warranty Corp.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

6.	Information Concerning Parent, Subsidiaries, and Affiliates

The Company received no capital contributions and paid no dividends in the three-year period ended December 31, 2025.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2025, the Company had an intercompany receivable from its affiliates of $2.7 million and a payable of $1.2 million. As of December 31, 2024, the Company had an intercompany receivable from its affiliates of $0 and a payable of $2.8 million.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $44.1 million, $43.2 million, and $34.8 million during the years ended December 31, 2025, 2024, and 2023, respectively, for these services.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $2.8 billion and $2.1 billion at December 31, 2025 and 2024, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $4.5 million and $4.5 million at December 31, 2025 and 2024, respectively.

The Company entered into an agreement with PLICO in 2012, which was amended and restated in 2023, in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2025 and 2024.

7.	Capital and Surplus, Shareholder’s Dividend Restrictions

Dividends and distributions on preferred and common stock are non-cumulative and are paid as determined by the Board of Directors. Dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year, subject to earned surplus limitations and reduced by dividends or distributions paid within the preceding twelve months. In the three-year period ended December 31, 2025, the Company paid no dividends on common stock or preferred stock. The Company is eligible to pay ordinary dividends of $54.3 million during 2026 without the approval of the Insurance Commissioner of the State of Alabama. The participating preferred stock can be redeemed at the option of the Company at $1,000 per share.

The portion of unassigned funds (surplus) represented or reduced for cumulative unrealized gains and losses was $(0.6) million and $9.0 million as of December 31, 2025 and 2024, respectively.

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $48.5 million and $41.2 million as of December 31, 2025 and 2024, respectively.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2025 and 2024.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.	Liabilities, Commitments, and Contingencies

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

At any given time, a number of financial, market conduct, or other examinations or audits of the Company, as well as other insurance companies from whom the Company has coinsured blocks of life insurance and annuity policies, may be ongoing. It is possible that any examination or audit may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, or restrictions on business activities, any of which could have a material adverse effect on the Company's business, financial condition and results of operations. The Company monitors these matters for any developments that may make a loss contingency associated with any such audit or exam reasonably estimable.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

9.	Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reinsurance Ceded

The Company had no amounts ceded to affiliates in 2025 and 2024.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2025	2024
	($ in thousands)
Life:
Insurance in-force	$4,478,920	$5,025,817
Policy reserves ceded	79,093	91,050
Policy and claim liabilities ceded	5,520	5,804
Premiums ceded	20,843	21,904

For the year ended December 31, 2023, the Company ceded life insurance premiums of $26.3 million to non-affiliated insurers.

Reinsurance Assumed

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2025	2024
	($ in thousands)
Life:
Insurance in-force	$6,482,440	$7,188,856
Policy reserves assumed	2,278,889	2,401,542
Policy and claim liabilities assumed	25,393	20,781
Premiums assumed	33,348	37,524

For the year ended December 31, 2023, the Company assumed life insurance premiums of $37.7 million from non-affiliated insurers.

The Company had previously ceded business to Scottish Re (U.S.), Inc. (“SRUS”) which was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the rehabilitation order, the Insurance Commissioner of the State of Delaware was appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder.

On July 13, 2023, the Receiver filed a motion to convert the rehabilitation of SRUS into a liquidation, which was granted by the Delaware Court of Chancery ("Court") on July 18, 2023. Under the order entered by the court (“Liquidation Order”), all active ceding company agreements were terminated at 11:59 p.m. Eastern Time on September 30, 2023.

The Receiver filed a motion to approve procedures for claims on March 25, 2024, a motion to approve dispute resolution procedures on April 17, 2024, and a motion to approve final determination procedures on June 17, 2024. Various objections were filed in response to those motions, and the parties submitted supplemental briefing on the outstanding objections. On November 28, 2025, the Court granted the Receiver’s motion to approve the proof of claim procedures, with certain modifications. The Court ordered the Receiver to file the modified procedures by December 29, 2025.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Receiver’s notice of modified proof of claim procedures was filed and approved on December 22, 2025. The bar date for cedent reinsurance claims (claims for amounts owed based on circumstances occurring on or before September 30, 2023) is June 23, 2026, and the bar date for all other claims is June 23, 2027.

Prior to 2023, the Company maintained a reinsurance loss contingency reserve in “Other liabilities” against the SRUS reinsurance receivable balances in “Amounts recoverable from reinsurers.” The net of SRUS reinsurance receivable balances, after considering the reinsurance loss contingency reserve, was nonadmitted.

As a result of the Liquidation Order, the Company recaptured the policies previously ceded to SRUS in accordance with SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance”, by writing off balances through the accounts, exhibits, and schedules in which they were originally recorded. The net impact of the recapture of the SRUS policies as of September 30, 2023 was not material to net income or surplus.

In accordance with the application of INT 23-04: “Scottish Re Life Reinsurance Liquidation Questions”, during the fourth quarter of 2023, the Company recognized impairments of $1.9 million of “Other Assets” and $1.8 million of “Amounts recoverable from reinsurers” related to the SRUS receivables. The impairment of SRUS receivables was recorded against a previously established reinsurance loss contingency reserve, resulting in no material impact to net income. The admitted reinsurance receivables balance as of December 31, 2025 and December 31, 2024 was $3.7 million and $3.7 million, respectively.

This impairment amount is based on Management’s judgment in consideration of the specific terms of its reinsurance agreements with SRUS, the uncertainty surrounding the sufficiency of assets at SRUS, the timing of expected payments under the Liquidation Order, and the level of estimation inherent in the individual components of the Company’s receivable from SRUS. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of the date of these financial statements, management does not believe that the ultimate outcome of the liquidation process will have a material impact on the Company’s financial position or results of operations.

Other than SRUS mentioned above, the Company has not written any receivables off as uncollectible during the three-year period ended December 31, 2025. As of December 31, 2025 and 2024, the Company had $2.5 million and $0.2 million, respectively, of nonadmitted reinsurance receivables.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had the following reinsurance recoverable balances relating to paid losses:

	Amount Recoverable as of December 31, 2025	% of Total	Rating
	($ in thousands)
Scottish Re (U.S.) Inc.	$3,663	71.6%	In liquidation
RGA Reinsurance Company	644	12.6%	A.M. Best Company A+
Swiss Re Life & Health America Inc.	638	12.5%	A.M. Best Company A+
Hannover Life Reassurance Company of America	170	3.3%	A.M. Best Company A+
Munich American Reassurance Company	1	—%	A.M. Best Company A+
SCOR Global Life USA Reinsurance Company	1	—%	A.M. Best Company A
	$5,117	100.0%

	Amount Recoverable as of December 31, 2024	% of Total	Rating
	($ in thousands)
Scottish Re (U.S.) Inc.	$3,664	74.0%	In liquidation
Swiss Re Life & Health America Inc.	685	13.8%	A.M. Best Company A+
RGA Reinsurance Company	464	9.4%	A.M. Best Company A+
Security Life of Denver Insurance Company	110	2.2	Not rated
Munich American Reassurance Company	18	0.4	A.M. Best Company A+
American United Life Insurance Company	11	0.2	A.M. Best Company A+
	$4,952	100.0%

10.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

Derivative Financial Instruments

The table below summarizes the notional amount of the Company's financial instruments with off-balance sheet risk as of December 31:

	Assets		Liabilities
	2025	2024	2025	2024
	($ in thousands)
Swaps	$—	$200,400	$50,400	$—
Futures	8,472	18,695	16,834	8,556
Options	115,801	172,346	87,129	156,819
Totals	$124,273	$391,441	$154,363	$165,375

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages its market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2025, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $7.5 million and $3.2 million, respectively. Of this amount, $1.0 million and $3.2 million of cash and securities, respectively, were posted as collateral related to futures, $0.4 million of cash were posted as collateral related to cleared swaps, and $6.1 million of cash was posted as collateral related to options and non-cleared swaps.

Collateral received includes cash collateral. Cash collateral received by the Company is reported in the Statement of Assets, with a corresponding amount recorded in the Statement of Liabilities, Surplus and Other Funds to represent the Company's obligation to return the collateral. As of December 31, 2025, the Company received no cash pledged as collateral.

As of December 31, 2024, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $934.0 thousand and $4.2 million, respectively. Of this amount, $914.0 thousand and $3.1 million of cash and securities, respectively, were posted as collateral related to futures, $1.1 million of securities were posted as collateral related to swaptions, and $20.0 thousand of cash was posted as collateral related to options and non-cleared swaps.

Collateral received includes cash collateral. Cash collateral received by the Company is reported in the Statement of Assets, with a corresponding amount recorded in the Statement of Liabilities, Surplus and Other Funds to represent the Company's obligation to return the collateral. As of December 31, 2024, the Company received $1.2 million of cash as collateral. Of this amount, $0.7 million of cash received as collateral related to options, and $0.5 million of cash received as collateral related to cleared swaps.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of over-the-counter options is represented by the fair value of contracts with a positive fair value at the reporting date. As of December 31, 2025 and 2024, the Company had received $0 and $1.2 million, respectively, of cash pledged as collateral. Because exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly-rated counterparties.

A description of the Company's objectives for using derivatives is as follows:

Derivatives related to the management of certain risks within the Company's investments

In connection with a certain bond investment denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap. This swap hedges the foreign currency exchange risk associated with the bond income. For the hedging relationship, the swap and the bond investment have closely matching terms, and so are tested quantitatively for hedge effectiveness both prospectively and retrospectively no less frequently than quarterly. The Company has performed and documented the initial prospective effectiveness assessment for the hedging relationship and concluded that the relationship was highly effective at inception. Additionally, the Company performed and documented quantitative prospective and retrospective hedge effectiveness testing for the current period end, and concluded that the hedging relationship is highly effective.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Derivatives related to the management of certain risks within the Company's fixed indexed annuity products

The Company uses equity options to manage its equity risk in its fixed indexed annuity products. The Company may purchase and sell index call and put options which have underlyings based upon the S&P equity index. As of December 31, 2025 and 2024, the Company had paid a net amount of $0.6 million and $1.1 million, respectively, for its open options.

The Company uses U.S. equity index futures to manage its equity risk in its fixed indexed annuity products. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

Derivatives related to the management of certain risks within the Company's variable annuity products

The Company uses a combination of derivative instruments to mitigate volatility, equity, and currency risk related to certain guaranteed minimum benefits, including GLWB benefits within its VA products.

The Company uses U.S. and foreign equity market index futures and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses index put options which have underlyings based upon several equity indexes, both U.S. and foreign. As of December 31, 2025, the Company had paid $2.3 million for its open put options. As of December 31, 2024, the Company had paid $1.3 million for its open put options.

All derivative instruments qualifying for hedge accounting are accounted for in a manner that is consistent with the accounting for the hedged item. The derivative entered into in conjunction with a certain foreign currency-denominated bond investment is a carry value liability. The accounting for the derivative is consistent with the accounting for the bond investment, where changes in balance sheet asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses. During the year ended December 31, 2025, the derivative is reported in the Statements of Liabilities and Capital and Surplus at a $6.0 million carrying value and with accumulated foreign currency translation adjustments of $6.0 million. During the year ended December 31, 2024, the derivative is reported in the Statement of Assets at a $696.0 thousand carrying value and with accumulated foreign currency translation adjustments of $696.0 thousand.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Other Off-Balance Sheet Financial Instruments

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments, other than derivative financial instruments, as of December 31:

	2025	2024
	($ in thousands)
Commitments to extend mortgage loans	$—	$3,500

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

11.	Participating Policies

Direct and assumed premiums under individual life participating policies were $8.8 million and 7.1%, $9.3 million and 6.6%, and $9.8 million and 7.2% for the years ended December 31, 2025, 2024, and 2023, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors in “Policyholders’ dividends”. Dividends to policyholders were $1.1 million, $1.1 million, and $1.1 million for the years ended December 31, 2025, 2024, and 2023, respectively. The Company has not allocated any additional income to participating policyholders.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2025 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$17	$—	$—	$17	—%
b. At book value less current surrender charge of 5% or more	131,667	—	—	131,667	5.2
c. At fair value	—	—	198,148	198,148	7.9
d. Total with market value adjustment or at fair value (total of a through c)	131,684	—	198,148	329,832	13.1
e. At book value without adjustment (minimal or no charge or adj.)	2,153,142	124	—	2,153,266	85.4
(2) Not subject to discretionary withdrawal provision	38,527	—	—	38,527	1.5
(3) Total (gross: direct + assumed)	2,323,353	124	198,148	2,521,625	100.0%
(4) Reinsurance ceded	1,603	—	—	1,603
(5) Total (net) (3) - (4)	$2,321,750	$124	$198,148	$2,520,022
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$7,030	$—	$—	$7,030

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$1,584	$—	$1,584	9.2%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	1,584	—	1,584	9.2
e. At book value without adjustment (minimal or no charge or adj.)	—	1,651	—	1,651	9.6
(2) Not subject to discretionary withdrawal provision	13,914	—	—	13,914	81.2
(3) Total (gross: direct + assumed)	13,914	3,235	—	17,149	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$13,914	$3,235	$—	$17,149
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	9,543	—	—	9,543	5.1
(2) Not subject to discretionary withdrawal provision	177,543	—	—	177,543	94.9
(3) Total (gross: direct + assumed)	187,086	—	—	187,086	100.0%
(4) Reinsurance ceded	4,660	—	—	4,660
(5) Total (net) (3) - (4)	$182,426	$—	$—	$182,426
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$2,332,048
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	3,616
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	182,426
Subtotal	2,518,090
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	201,507
Subtotal	201,507
Combined total	$2,719,597

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2024 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$16	$—	$—	$16	—%
b. At book value less current surrender charge of 5% or more	53,574	—	—	53,574	2.7
c. At fair value	—	—	173,921	173,921	8.8
d. Total with market value adjustment or at fair value (total of a through c)	53,590	—	173,921	227,511	11.5
e. At book value without adjustment (minimal or no charge or adj.)	1,702,363	121	—	1,702,484	86.4
(2) Not subject to discretionary withdrawal provision	40,799	—	—	40,799	2.1
(3) Total (gross: direct + assumed)	1,796,752	121	173,921	1,970,794	100.0%
(4) Reinsurance ceded	1,679	—	—	1,679
(5) Total (net) (3) - (4)	$1,795,073	$121	$173,921	$1,969,115
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$16,000	$—	$—	$16,000

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$3,403	$—	$3,403	18.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	3,403	—	3,403	18.0
e. At book value without adjustment (minimal or no charge or adj.)	—	567	—	567	3.0
(2) Not subject to discretionary withdrawal provision	14,898	—	—	14,898	79.0
(3) Total (gross: direct + assumed)	14,898	3,970	—	18,868	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$14,898	$3,970	$—	$18,868
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	11,171	—	—	11,171	6.1
(2) Not subject to discretionary withdrawal provision	172,110	—	—	172,110	93.9
(3) Total (gross: direct + assumed)	183,281	—	—	183,281	100.0%
(4) Reinsurance ceded	2,662	—	—	2,662
(5) Total (net) (3) - (4)	$180,619	$—	$—	$180,619
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$1,805,661
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	4,311
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	180,619
Subtotal	1,990,591
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	178,011
Subtotal	178,011
Combined total	$2,168,602

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2025, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$22	$22
Universal Life	1,552,849	1,856,066	1,954,743
Universal Life with Secondary Guarantees	5,650	4,323	31,405
Indexed Universal Life	5,890	2,053	8,013
Other Permanent Cash Value Life Insurance	—	422,278	453,745
Variable Universal Life	1,719	1,935	1,873

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	129,772
Accidental Death Benefits	XXX	XXX	86
Disability - Active Lives	XXX	XXX	685
Disability - Disabled Lives	XXX	XXX	5,594
Miscellaneous Reserves	XXX	XXX	9,767
Total (Gross: direct + assumed)	1,566,108	2,286,677	2,595,705
Reinsurance Ceded	1,771	1,919	72,211
Total (net)	$1,564,337	$2,284,758	$2,523,494

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,507,362
Exhibit 5, Accidental Death Benefits Section, Total (net)	86
Exhibit 5, Disability - Active Lives Section, Total (net)	685
Exhibit 5, Disability - Disabled Lives Section, Total (net)	5,594
Exhibit 5, Miscellaneous Reserves Section Total (net)	9,767
Subtotal	2,523,494
Separate Accounts Annual Statement	—
Combined total	$2,523,494

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2024, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$24	$24
Universal Life	1,653,775	1,921,190	2,028,898
Universal Life with Secondary Guarantees	5,598	4,052	29,793
Indexed Universal Life	1,644	458	4,978
Other Permanent Cash Value Life Insurance	—	390,736	419,973
Variable Universal Life	11,901	3,120	3,067

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	136,662
Accidental Death Benefits	XXX	XXX	94
Disability - Active Lives	XXX	XXX	719
Disability - Disabled Lives	XXX	XXX	6,762
Miscellaneous Reserves	XXX	XXX	9,274
Total (Gross: direct + assumed)	1,672,918	2,319,580	2,640,244
Reinsurance Ceded	1,735	1,852	85,999
Total (net)	$1,671,183	$2,317,728	$2,554,245

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,537,396
Exhibit 5, Accidental Death Benefits Section, Total (net)	94
Exhibit 5, Disability - Active Lives Section, Total (net)	719
Exhibit 5, Disability - Disabled Lives Section, Total (net)	6,762
Exhibit 5, Miscellaneous Reserves Section Total (net)	9,274
Subtotal	2,554,245
Separate Accounts Annual Statement	—
Combined total	$2,554,245

14.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•	Market value adjusted annuities
•	Variable annuities
•	Variable universal life

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Separate Accounts held by the Company are for variable annuity and individual and group market value adjusted annuity contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at fair value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included in the “Non-indexed Guarantee more than 4%” and the “Non-indexed Guarantee less than 4%” columns of the table disclosing information regarding the Company’s Separate Account as shown later in Note 14.

The Separate Accounts for the individual and group variable business invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. The individual and group variable business has been included in the “Nonguaranteed Separate Accounts” column of the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 14.

Some of the variable annuity contracts contain GMDB and GLWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code §27-38-1.

In accordance with the products recorded within the Separate Account, all of the Company’s Separate Account assets are considered legally insulated from the General Account. As of December 31, 2025 and 2024, the Company’s Separate Account included legally insulated assets of $203.2 million and $179.6 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products:

Product	2025	2024
	($ in thousands)
Variables annuities	$198,807	$174,557
Variable universal life	122	266
Market value adjusted annuities	4,312	4,813
Total	$203,241	$179,636

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $3.6 million in 2025, $3.8 million in 2024, $3.8 million in 2023, $4.0 million in 2022, and $4.3 million in 2021.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2025

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2025	$—	$—	$—	$29,636	$29,636
Reserves at 12/31/2025
(2) For accounts with assets at:
(a) Fair value	$—	$3,359	$—	$198,148	$201,507
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$—	$3,359	$—	$198,148	$201,507
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$3,359	$—	$—	$3,359
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	198,148	198,148
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	—	3,359	—	198,148	201,507
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$3,359	$—	$198,148	$201,507

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2024

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2024	$—	$—	$—	$16,380	$16,380
Reserves at 12/31/2024
(2) For accounts with assets at:
(a) Fair value	$—	$4,090	$—	$173,921	$178,011
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$—	$4,090	$—	$173,921	$178,011
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$4,090	$—	$—	$4,090
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	173,921	173,921
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	—	4,090	—	173,921	178,011
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$4,090	$—	$173,921	$178,011

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2023

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
Premiums, consideration or deposits for the year ended 12/31/2023	$—	$—	$—	$9,105	$9,105

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2025	2024	2023
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$29,640	$16,600	$9,395
Less: Transfers from Separate Accounts	23,826	17,763	19,332
Net transfers to/(from) Separate Accounts	5,814	(1,163)	(9,937)
Reconciling adjustments:
Transfers assumed under reinsurance agreements	(83,227)	(37,184)	(20,936)
Transfers as reported in the Statements of Operations	$(77,413)	$(38,347)	$(30,873)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.	Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)	Quoted prices for similar assets or liabilities in active markets,
(b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
(c)	Inputs other than quoted market prices that are observable, and
(d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31 about the Company’s financial assets (other than derivative instruments) measured at fair value:

2025

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Perpetual preferred stocks
Industrial and miscellaneous	250	34,377	—	—	34,627
Total perpetual preferred stocks	250	34,377	—	—	34,627

Common stocks
Industrial and miscellaneous	—	—	11,017	—	11,017
Total common stocks	—	—	11,017	—	11,017
Separate Accounts	199,116	4,125	—	—	203,241
Total assets at fair value	$199,366	$38,502	$11,017	$—	$248,885

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2024

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Bonds
Other asset backed maturities	$—	$—	$49,704	$—	$49,704
Total bonds	—	—	49,704	—	49,704
Perpetual preferred stocks
Industrial and miscellaneous	—	2,400	—	—	2,400
Total perpetual preferred stocks	—	2,400	—	—	2,400

Common stocks
Industrial and miscellaneous	—	—	13,617	—	13,617
Total common stocks	—	—	13,617	—	13,617
Separate Accounts	175,569	4,067	—	—	179,636
Total assets at fair value	$175,569	$6,467	$63,321	$—	$245,357

The following is the Level 3 reconciliation of the beginning balance to the ending balance:

2025

Description	Beginning Balance at 1/1/2025	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2025
	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$1	$—	$—	$—	$(1)	$—	$—	$—	$—	$—
Common stocks - FHLB	13,616	—	—	—	—	12,316	—	(14,915)	—	11,017
Other Asset Backed Maturities	49,704	—	(49,704)	—	—	—	—	—	—	—
Total assets	$63,321	$—	$(49,704)	$—	$(1)	$12,316	$—	$(14,915)	$—	$11,017

2024

Description	Beginning Balance at 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024
	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$3	$—	$—	$—	$(2)	$—	$—	$—	$—	$1
Common stocks - FHLB	8,849	—	—	—	—	16,767	—	(12,000)	—	13,616
Other Asset Backed Maturities	—	—	—	—	(696)	50,400	—	—	—	49,704
Total assets	$8,852	$—	$—	$—	$(698)	$67,167	$—	$(12,000)	$—	$63,321

During the year ended December 31, 2025, $49.7 million of securities were transferred out of Level 3 due to carry value classification updates. There were no transfers between levels for the Company’s financial assets and liabilities (other than derivative instruments) measured at fair value during the years ended December 31, 2024, and 2023.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the three years ended December 31, 2025.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair value hierarchy of derivative instruments measured at fair value at December 31 is as follows:

2025

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Derivative assets
Foreign currency contracts	10	—	—	—	10
Equity contracts	989	14,429	—	—	15,418
Total derivative assets	$999	$14,429	$—	$—	$15,428

Derivative liabilities
Foreign currency contracts	6	4,573	—	—	4,579
Equity contracts	$245	$13,191	$—	$—	$13,436
Total derivative liabilities	$251	$17,764	$—	$—	$18,015

2024

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Derivative assets
Interest rate contracts	$—	$9,398	$—	$—	$9,398
Foreign currency contracts	$72	$837	$—	$—	$909
Equity contracts	428	23,039	—	—	23,467
Total derivative assets	$500	$33,274	$—	$—	$33,774

Derivative liabilities
Equity contracts	294	20,693	—	—	20,987
Total derivative liabilities	$294	$20,693	$—	$—	$20,987

Derivative instruments are valued using exchange prices or counterparty quotations. Derivative instruments classified as Level 1 generally include futures and options, all of which are traded on active exchange markets. Derivative instruments classified as Level 2 include options, swaps, and swaptions, which are traded over-the-counter. These Level 2 derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs. There were no derivative instruments categorized within Level 3 of the fair value hierarchy, and there were no transfers into or out of Level 3 for the years ended December 31, 2025 and 2024.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2025

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	($ in thousands)
Assets
Bonds: Issuer credit obligations	$2,755,631	$2,942,504	$17,514	$2,691,650	$46,467
Bonds: Asset-backed securities	1,928,575	2,048,700	—	1,858,880	69,695
Common stocks	11,017	11,017	—	—	11,017
Preferred stocks	38,071	39,627	3,694	34,377	—
Mortgage loans	318,830	341,120	—	—	318,830
Cash and cash equivalents	182,259	182,259	182,168	91	—
Short-term investments	2,029	1,993	—	1,189	840
Other invested assets	41,356	47,809	—	41,356	—
Contract loans	47,284	47,284	—	—	47,284
Derivative assets	15,428	15,428	1,000	14,428	—
Derivative collateral and receivables	7,628	7,628	7,628	—	—
Separate Account assets	203,241	203,241	199,116	4,125	—
Liabilities
Guaranteed investment contracts (GICs)	152,981	148,857	—	—	152,981
Deposit-type contracts	34,772	33,569	—	—	34,772
Derivative liabilities	18,017	19,417	252	17,765	—
Derivative collateral and payables	83	83	83	—	—

2024

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	($ in thousands)
Assets
Bonds	$4,224,037	$4,685,176	$11,808	$4,081,802	$130,427
Common stocks	13,617	13,617	—	—	13,617
Preferred stocks	6,782	8,030	4,382	2,400	—
Mortgage loans	316,934	351,062	—	—	316,934
Cash and cash equivalents	100,085	100,085	100,085	—	—
Short-term investments	2,926	2,923	2,926	—	—
Other invested assets	40,514	48,567	—	40,514	—
Contract loans	58,220	58,220	—	—	58,220
Derivative assets	33,774	33,633	501	33,273	—
Derivative collateral and receivables	1,101	1,101	1,101	—	—
Separate Account assets	179,636	179,636	175,569	4,067	—
Liabilities
Guaranteed investment contracts (GICs)	149,893	147,874	—	—	149,893
Deposit-type contracts	33,666	32,745	—	—	33,666
Derivative liabilities	20,987	20,987	294	20,693	—
Derivative collateral and payables	1,260	1,260	1,260	—	—
Borrowed money	57,000	57,000	—	57,000	—

The fair values of bonds and preferred stocks reported as “other invested assets” are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100. As of December 31, 2025 and 2024, the Company held $11.0 million and $13.6 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value. The remaining amount of equity securities classified as Level 3 consists primarily of holdings obtained through bankruptcy proceedings, debt restructurings or tender offers. As of December 31, 2025 and 2024, the Company held less than $1 thousand and $1 thousand of Hercules Inc. publicly traded common stock warrants, consisting of holdings obtained through a tender offer.

Cash and short-term investments can include cash deposit balances, money market mutual funds, and short-term commercial paper for which the Company considers net asset value or amortized cost to approximate fair value, and other highly-liquid debt instruments.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds and open-ended mutual funds. The fair values of bonds and preferred stocks held in Separate Accounts are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. These valuations are generally categorized as a Level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities, certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations and retained asset balances approximate carrying value.

Borrowed money consists of repurchase agreement borrowings that are short-term in nature, generally less than one month and interest rates are dictated by market conditions at the time of issuance. The Company has determined the carrying value of its borrowed money approximates fair value.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Included in the derivative assets fair value disclosure is $4.6 million related to derivative instruments qualifying for hedge accounting that have a $6.0 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025. Included in the derivative assets fair value disclosure is $0.8 million related to derivative instruments qualifying for hedge accounting that have a $0.7 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024.

The Company held no financial instruments as of December 31, 2025 and 2024, for which it was not practicable to estimate fair value. The Company held no financial instruments measured at NAV as of December 31, 2025 and 2024.

16.	Reconciliation from Statutory Filing

The Company is required to prepare and file annual financial statements (“Annual Statement”) with insurance regulatory authorities. The 2024 audited results included herein contain adjustments not recorded by the Company in its Annual Statements.

The following is a reconciliation between the audited financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2024:

	Per 2024 Statutory Annual Statement	Adjustments	As Reported in the Accompanying Statutory Financial Statements
	($ in thousands)
Statement of Cash Flow:
Total investment proceeds	$1,120,796	$23,644	$1,144,440
Total investments acquired	(1,473,086)	(23,644)	(1,496,730)
Non-cash exchange of securities (Investments)	57,807	(23,644)	34,163

There were no differences between the accompanying statutory financial statements and the Company’s Annual Statement as of and for the years ended December 31, 2025 and 2023.

17.	Subsequent Events

In March 2026, the Company paid an ordinary dividend in the amount of $30.0 million to PLICO.

The Company has evaluated the effects of events subsequent to December 31, 2025, and through March 31, 2026 (the date at which the Statutory statements included herein were available to be issued), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2025

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$283,237	$235,785	$283,140
States, municipalities and political subdivisions	191,118	176,727	191,118
Foreign governments	53,042	48,701	53,042
Public utilities	416,730	389,269	416,730
Convertibles and bonds with warrants attached	11,563	12,199	11,563
All other corporate bonds	4,062,621	3,855,682	4,069,731
Redeemable preferred stock	5,000	3,444	5,000
Total fixed maturities	5,023,311	4,721,807	5,030,324
Equity securities:
Common stocks:
Banks, trust and insurance companies	11,018	11,017	11,017
Nonredeemable preferred stocks	3,256	2,590	2,590
Total equity securities	14,274	13,607	13,607
Mortgage loans on real estate	341,120	318,830	341,120
Policy loans	47,284	47,284	47,284
Other long-term investments	70,865	64,413	70,865
Total investments	$5,496,854	$5,165,941	$5,503,200

See accompanying independent auditors’ report.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2025, 2024, 2023

	Gross Amount	Ceded to other companies	Assumed from other companies	Net Amount	Percentage of amount assumed to net
2025	($ in thousands)
Life insurance in force	$23,050,159	$4,478,920	$6,482,440	$25,053,679	25.9%

Premiums:
Life insurance	858,675	20,843	33,348	871,180	3.8%
Accident and health insurance	1,869	—	19	1,888	1.0%
Total	$860,544	$20,843	$33,367	$873,068	3.8%

2024	($ in thousands)
Life insurance in force	$20,774,439	$5,025,817	$7,188,856	$22,937,478	31.3%

Premiums:
Life insurance	786,671	21,904	37,524	802,291	4.7%
Accident and health insurance	3,654	—	19	3,673	0.5%
Total	$790,325	$21,904	$37,543	$805,964	4.7%

2023	($ in thousands)
Life insurance in force	$18,946,680	$6,138,011	$7,875,921	$20,684,590	38.1%

Premiums:
Life insurance	174,469	26,307	37,669	185,831	20.3%
Accident and health insurance	3,997	2	19	4,014	0.5%
Total	$178,466	$26,309	$37,688	$189,845	19.9%

See accompanying independent auditors’ report.